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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2009

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

     114 W. 41st Street, New York, New York                 10036
    (Address of principal executive offices)             (Zip code)

                                 (212) 840-5666
               (Registrant's telephone number including area code)

                1924 Pearman Dairy Road, Anderson, South Carolina
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.     Other Events.

     On May 21, 2009, Hampshire Group, Limited (the "Company") delivered a letter to NAF Holdings II, LLC and NAF Acquisition Corp. Such letter is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

     On May 21, 2009, the Company delivered a letter to NAF Holdings II, LLC and NAF Acquisition Corp. Such letter is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HAMPSHIRE GROUP, LIMITED



                                        By:  /s/ Richard A. Mandell
                                           -------------------------------------
                                            Name:   Richard A. Mandell
                                            Title:  Chief Executive Officer

Dated:  May 21, 2009